Investor Presentation

January 2015



A Premier Supplier of Aircraft Structures and Systems

CPI AERO

NYSE MKT: CVU

Forward Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties. All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward-looking statements. Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties. Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward-looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward-looking statements. Such factors include, but are not limited to, the following: the cyclicality of the aerospace market, the level of U.S. defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start-up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K filed on March 11, 2014 and Quarterly Reports on Form 10-Q filed on May 9, 2014, August 8, 2014 and November 10, 2014, available at http://www.sec.gov. This presentation includes references to "adjusted revenue" which is a non-GAAP financial measure as defined by Regulation G promulgated under the Securities Act of 1933, as amended. A reconciliation of this non-GAAP financial measure to relevant GAAP financial measures can be found in Appendix I of this presentation.

We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward-looking statements herein.

Our Mission, Vision and Values

Our Vision is…

To be the most trusted manufacturer of aerostructure in our customers' supply chains.

Our Mission is…

To exceed the expectations of our customers by manufacturing the highest quality aerospace structural products while providing a low risk, collaborative and completely satisfying customer experience. As a result, we will be able to grow our business with existing customers, earn the trust of new customers, generate sustainable cash flow, improve the lives of our employees and their families and increase the value of the corporation.

Our Values are …

Customer service: Create the best possible buying experience for our customers

Pride: In our work, the quality of our products and in our company

Integrity: Do the right thing at all times and in all circumstances

Adaptability: React efficiently and quickly to succeed in changing situations

Employee involvement: In the decisions that impact how we perform our jobs

Respect: For each other, our customers and suppliers

Ownership: Hold ourselves accountable for the success of the company

About CPI Aero: Products and Services

Manufacturer of aerospace structural assemblies and integrated systems for commercial and military markets

Aircraft structural assembly


Engine Inlets
Engine Cowl Doors
Wing Spar Assys
Fuselage Skin Panels

Aerospace Systems


Crew Seats
Fueling Systems
ISR Pod Systems

Value Added Services

- ✓ Program management
- ✓ Global supply chain management
- ✓ Manufacturing engineering
- ✓ Complex assembly
- ✓ System installation
- ✓ Subsystem integration and test

Kits & supply chain services



CPI AERO

Aircraft photos are for illustrative purposes only

Product Portfolio

Aerostructures

Wings

Spirit G650
Cessna Citation X+
HondaJet

Inlets / Nacelles

Embraer Phenom 300
HondaJet
Bell AH-1Z

MRO

H-60 Stabilators
Tow Hooks
CH-53H

Secondary Structures

Sikorsky H-60 Window Assemblies
Spirit CH-53K Step and Rack Assemblies

Kitting & SCM

Wings

NGC E-2/C-2 OWP
F-16 MRO

Secondary Structures

Sikorsky S-92 Kits

Aerosystems

Pods

UTAS DB-110
NGC ALMDS
NGC AN/ASQ-236

Special Products

Sikorsky H-60 Fuel Panels
NGC E-2D Seats







CPI AERO

CPI Aero's Role Within Supply Chain

Goal: Maintain and Expand our Tier 1 Status

Tier 3	Tier 2	Tier 1	OEM
Components or detailed parts	*Manufacture subassemblies*	*Manufacture aircraft sections*	*Final assembly, finish and delivery*

CPI Aero is….

Prime to:

- Defense Logistics Agency
- Hill Air Force Base
- Robins AFB, Warner Robins, Georgia

Tier 1 to:

- UTC Aerospace Systems
- Northrop Grumman — Defining the Future
- Textron Aviation
- Boeing
- Lockheed Martin
- Embraer
- Bell Helicopter — A Textron Company
- HondaJet
- Sikorsky — A United Technologies Company

Tier 2 to:

- Triumph Group, Inc.

CPI AERO

Large Commercial OEM Sourcing Strategy (1)

….. Increased supplier responsibilities



Past
Today
New Model
Platform assembly
Large scale integration
Value added parts and assemblies
Make – to – print parts and assembly
Raw materials
OEM
OEM
System Integrators
TIER 1
CPI

- Many direct supplies
- No real role for "integrators"
- Build to print for parts and sub-assemblies

- Fewer, but still many direct supplies
- Limited role for "integrators"

- Fewer large partners sharing the risk, strategy and opportunities
- Extensive integrator role
- Global Extended enterprise
- Each tier has more opportunity

See Note (1) in Appendix 1

CPI Aero's Unique Business Model

Since inception: - Focused on assembly and integration
- Use suppliers to manufacture 100% of components

Provides a competitive advantage over vertically integrated competitors due to:

Competence

- 30+ years of highly evolved assembly, supply chain and program management skills
- We are NOT a parts manufacturer trying to move up the value-added chain

Best Value

- We do not have our own production capacity to feed
- We leverage component production capacity on a global basis to find the best combination of price, quality, and delivery for each type of component (composites, sheet metal, machined parts)

Scalable

- Our capacity is only limited by people and floor space
- We can achieve superior organic growth without major investments in machinery and without the risk of future obsolescence (examples: metals vs. composites)

CPI Aero's Business Strategy

Business Development Initiatives

- Expand our capabilities and skills to provide technically superior, competitively priced solution for current and potential customers, focusing on high value, critical structures for wings, engine inlets, and nacelles
- Further expand product/service offering: supply chain & program management, and design capabilities

Expand Margins and Improve Efficiencies

- Continue to make investments to increase output, improve quality, and lower production costs
- Continue to improve operational excellence through implementation of advanced lean manufacturing practices and supply chain initiatives
- Continue to develop global low cost sources of supply

Continuously Strengthen our Financial Position

- Pay down debt
- Improve cash flow

Invest in our People

- Provide an intensive on-the-job training and mentoring program
- Hire people with diverse skill sets able to respond quickly to rapid growth and expansion

Revenue Breakdown


$83.0M
$83.5M - $85.0M (1)
$92.0M - $102.0M (2)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
32%
68%
43%
57%
37%
63%
2013 Revenue
2014 Revenue (E)
2015 Revenue (E)
Military Aerospace
Commercial

2015

Commercial
- High single digit growth

Military
- Maintain strong revenue

Existing Programs
- > 85% of forecast comes from existing backlog

(1) *2014 Revenue (E) is an estimate and is Adjusted.* See reconciliation of non-GAAP financial measures to relevant GAAP financial measures in Appendix I.

(2) 2015 Revenue (E) is a forecast

Revenue Breakdown: By Segment



(1)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
12%
17%
72%
9%
25%
65%
17%
28%
55%
2013 Revenue
2014 Revenue (1) (E)
2015 Revenue (2) (E)
Aerostructure
Kitting & SCM
Aerosystem
2015

Aerostructures

- Flat

Kitting & SCM

- 30% growth

Aerosystems

- Doubling

(1) *2014 Revenue (E) is an estimate and is Adjusted.* See reconciliation of non-GAAP financial measures to relevant GAAP financial measures in Appendix I.

(2) 2015 Revenue (E) is a forecast

CPI AERO

Revenue Breakdown: Subcontractor Role

2014 Revenue (E)
$83.5M - $85.0M (1)



Tier 2
21%
Prime
1%
Tier 1
78%

2015 Revenue (E)
$92.0M - $102.0M (2)



Tier 2
16%
Prime
2%
Tier 1
82%

(1) *2014 Revenue (E) is an estimate and is Adjusted.* See reconciliation of non-GAAP financial measures to relevant GAAP financial measures in Appendix I.

(2) *2015 Revenue (E) is a forecast*

CPI AERO

Large Order Backlog

Consolidated Estimated Backlog at 12/31/2014 – $410.4 Million

Estimated funded backlog of $125.6M

Funded / Unfunded

Unfunded backlog represents remaining potential value of long term agreements



$125.6M
$284.8M
Funded
Unfunded

Defense / Commercial



$147.0M
$263.4M
Military Aerospace
Commercial

Programs (as of 12/31/14): Military Aerospace

NORTHROP GRUMMAN	Sikorsky		Bell Helicopter	UTC Aerospace Systems
E-2D Advanced Hawkeye & C-2A Greyhound	UH-60 BLACK HAWK helicopter	F-16 Fighter Jet	AH-1Z ZULU Helicopter	Military aircraft
$195M program	$84.3M contracts	$54M potential	$34M potential	$10.7M contract
Structural kits for the wing	HIRSS modules, gunner door assemblies, fuel panels	Forecasting, acquisition, inventory management and distribution of 439 wing parts	Various assemblies	Large structural assemblies Authority to design modifications to the structure












CPI AERO

Programs (as of 12/31/14): Commercial

Triumph Group, Inc.	HondaJet	EMBRAER	Sikorsky A United Technologies Company	TEXTRON AVIATION
Gulfstream G650 Business Jet	HondaJet© Business Jet $70M potential	Embraer Phenom 300 business jets $50M potential	S-92 Civil Helicopter $28.8M contract	Cessna Citation X+ Civilian Jet $23M potential
Wing leading edge assemblies Contract extended through 2019	Engine inlet and flap and vane assemblies	Engine inlet assemblies	Structural assembly kits, search and rescue door provision & completion kits	11 structural assemblies












CPI AERO

Program Management 2014 Milestones

Customer	Milestones
Northrop Grumman — Defining the Future	○ Extended E2/C2 OWP Kits requirements through 2019 ○ Concluded an order for additional 10 s/s of E2D seats
Sikorsky — A United Technologies Company	○ Fuel Panel contract finalized and delivered with CPI procured components ○ Achieved full rate deliveries on Gunner Doors ○ Reached Overhaul and Repair production rate on Stabilators
UTC Aerospace Systems	○ Delivered the first DB110 Pod structure ○ Completed the first CPI Aero design responsibility package
Bell Helicopter — A Textron Company	○ Achieved cowl assembly steady rate delivery and are now in negotiation for follow on multi year contract
Triumph Group, Inc. / Spirit AeroSystems	○ Increased G650 delivery rates - meeting increased demand
Embraer	○ Ramped up delivery of the Phenom 300 program from 2 s/s to 10+ s/s per month
Textron Aviation	○ Transitioned Citation X+ from a start up project to rate production ○ Received customer accolades for transitioning a legacy program flawlessly, which has led to new opportunities
HondaJet	○ Delivered Flaps and Inlets for first aircraft to be delivered to customers in early 2015 ○ Participated in redesign effort to improve producability and minimize weight

CPI Aero

Long-Term Visibility - Contracts (as of 12/31/14)

Firm, Funded Contracts Provide Long-Term Revenue Visibility and Operating Leverage

'08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25

NORTHROP GRUMMAN - for the E-2D and C-2A aircraft

HONDA AIRCRAFT - for the HondaJet business jet

SIKORSKY - for the UH-60 BLACK HAWK

US GOVERNMENT - for the F16 aircraft

EMBRAER - for the Embraer Phenom 300 business jet

TRIUMPH GROUP - for the Gulfstream G650 business jet

BELL HELICOPTER - for the AH-1Z ZULU attack helicopter

TEXTRON - for the Cessna Citation X+ civilian jet

UTC AEROSPACE SYSTEMS – for the DB-110 ISR Pod

SIKORSKY - for the S-92® helicopter

Potential to collectively generate revenue of $396M during their remaining periods of performance

CPI AERO

Market Place Analysis

Analysis

- Aerospace is still in growth cycle, dominated by commercial sector
- Rate increases on large commercial aircraft
- OEMs focused on reducing total procurement costs
- On-shoring/near-shoring present new opportunities for CPI Aero

See Notes 2 through 5 in Appendix 1 for source data

Marketing Overview (1-3 year outlook)

Based on our previous contracts, our growth areas are:

- Tier 1s
- Integrated Aerospace Systems
- US Defense MRO & aftermarket support
- Higher level of integration for existing programs

Leveraging client relationships - Case Study

Sikorsky: 2006 to 2014

A small initial contract resulted in LTAs worth

approximately $100 million

- Sep 2006 — Awarded 1st contract <$25.000
- Sep 2006 — $4.4M 1st HIRRS contract
- June 2007 — LTA for S-92 kits $4.1M
- Dec 2010 — $2.1M LTA for gunner windows
- Feb 2011 — LTA for S-92 kits $17.5M
- Aug 2012 — $17.7 M MY8 LTA for gunner windows
- Dec 2012 — MRO LTA for the Black Hawk $6.3M
- July 2013 — $47.5M LTA for the Black Hawk fuel panels
- Future — Opportunities
  - Combat
  - Rescue Helicopter
  - Presidential
  - Turkish Utility Helicopter
  - JMR

CPI AERO

Bid Pipeline (12/31/14)


Military vs Commercial
31%
69%
Commercial
Military


By Position Within the Supply Chain
31%
18%
51%
Prime
Tier 1
Tier 2

CPI AERO

Well Positioned for Growth

Military Programs

- Well positioned on E-2D and Black Hawk
- Heritage in providing spares support for out-of-production aircraft is aligned with DOD modification and life extension programs
- Military MRO capability is hedging against declining number of new aircraft
- Aerospace Systems and Supply Chain Management Services expected to lead sector growth

Commercial Programs

- Historic airliner build rates expected to create demand for additional structural assembly capacity
- CPI Aero has long-term business jet programs with strong order backlogs and accelerating build rates
- Continued recovery in business jet market expected to drive demand for next generation business jets

CPI AERO

Growth Opportunities

Products / Programs

Aircraft structural assembly	Aerospace Systems	Kits and supply chain services
• Tier 1 Business Jets • Boeing legacy spares • Outsource production • Tip to Tail II • Expand MRO to business jet	• ISR Systems • Electronic racks	• E-2D • Replicate for commercial market

CPI AERO

2015 Business Outlook

2015 revenue projected to be highest in our history

Revenue	Net Income
$92.0M - $102.0M	$7.2M to $8.0M
Gross Margin	**Cash Flow**
19% - 21%	$13M - $15M from income tax benefit

CPI AERO

2015 Business Outlook



Over 85% of top line forecast comes from existing programs currently in backlog



Military/commercial split remains at approximately 60/40



Aerosystems and kitting/supply chain management services expected to combine to account for nearly 70% of total military business, compared to 40% in 2013

CPI AERO

2015 Financial Initiatives

Strengthen Financial Position

- Expect to continue to pay down debt and reduce interest expense

Invest in Automation & Robotics

- Investments anticipated to favorably impact operating efficiencies

Further Reduce Overhead & SG&A Expenses

- Currently at historical low rates

Continue to Generate Positive Cash Flow from Operations

- $13M - $15 million expected from recovery of income tax related to A-10 WRP

CPI AERO

Investments

Capital

- Cash flow from operations
- Refund / tax credit related to the change in estimate of the A-10 WRP recorded 2Q14
- $35 M Revolving Credit Facility (expandable to $50M)
- $4.5 M Term Loan

Investments

- Facility improvements
- Cap-Ex
- New programs
- Marketing

Investments in Technology



Pursuing many near term opportunities for technology insertion to support future revenue growth

Pursuing technology solutions that aim to open up and expand marketing and business opportunities to our customers





Technology implementation approach designed to minimize risk and maximize results

Technology driven improvements expected to expand existing margins on mature programs, & support sustainable cost effective performance in the future



CPI AERO

2015 Focus Areas

EXECUTE

- Maintain and grow Tier 1 status
- Continuously improve delivery, quality and performance
- Capture returns on initial automation

GROW

- Continued investment in automation and productivity
- Replace retiring A-10 program revenues with new long-term programs
- Focus on organic growth
- May consider acquisitions to gain scale, enter new markets

EVOLVE

- Deploy capital to create shareholder value
- Expand global supply chain services
- Continued improvement of design and manufacturing capabilities
- Drive balance across segments and diversify customer base

Investment Thesis

Backlog

Large and Diversified Backlog

- Several long-term contracts provide long-term revenue visibility and operating leverage
- $410 million in total backlog estimated at 2014 year end

Capabilities

Expanding & Improving Capabilities

- A higher value-added enterprise capable of manufacturing complex aerospace systems and providing fully integrated supply chain management services

Markets

Well Positioned in Two Large Markets with Vast Growth Opportunities in Commercial Aerospace

- Defense Market: budget stability returning, global threat environment makes deep cuts tougher to make
- Commercial Market: is in early stage of prolonged up-cycle

Bids

Significant Bid Pipeline for both the Defense and Commercial Markets

- Over 50% is targeted at the Tier 1 level
- Beginning to see growth in defense opportunities

Market Share Gains

75 Percent of 2015 revenue forecast derived from long term contracts we **WON** as a result of our customer changing suppliers after the initial term





0 Number of long term contracts that were **LOST** since 2008 to competitors after the initial term concluded

CPI AERO

Contact us



CPI Aerostructures

Vincent Palazzolo, CFO

(631) 586-5200

www.cpiaero.com



Investor Relations

THE EQUITY GROUP INC.

www.theequitygroup.com

Lena Cati

(212) 836-9611

lcati@equityny.com

CPI AERO

Appendix I
Non-GAAP Reconciliations

Appendix I

Adjusted Revenue is arrived at by eliminating the affect of the change in estimate on the Company's A-10 Program with Boeing, and is not derived in accordance with generally accepted accounting principles ("GAAP"). CPI Aero is using Adjusted Revenue in evaluating its 2014 financial performance. CPI Aero considers Adjusted Revenue important to evaluate its 2014 financial performance on a consistent basis across various periods. Due to the significance of the non-cash and non-recurring change in estimate in the quarter ended June 30, 2014, Adjusted Revenue enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis. CPI Aero will use Adjusted Revenue as a measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating decisions and investments. The presentation of Adjusted Revenue should not be construed as an inference that CPI Aero's future results will be unaffected by unusual or non-recurring items or by non-cash items, such as changes in estimates.

Adjusted Revenue should be considered in addition to, rather than as a substitute for, revenue computed in accordance with GAAP.

Appendix 1

Estimated Adjusted Revenue for the Year Ending December 31, 2014

Estimated Revenue Range - GAAP	$38,800,000	$40,300,000
Adjustment for Change in Estimate to the A-10 Program	$44,700,000	$44,700,000
Estimated Revenue Range - Adjusted	$83,500,000	$85,000,000

Notes

(1) Airbus - EADS procurement strategy presentation to Ontario Aerospace Council, David Williams, November 2012

(2) "Boeing to Increase 737 Production Rate to 52 per Month in 2018." Boeing., October 2, 2014

(3) "Boeing's Key Mission: Cut Dreamliner Cost". Jon Ostrower, Wall Street Journal. P. B1, June 10, 2014

(4) Press Release "Airbus to raise A320 family production to 46 a month by Q2 2016" Airbus.com, 26 February 2014

(5) A350-800, -900, -1000 orders: Airbus.com as at October 2014